                                                                          page 1
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
                           2/1/2006 through 2/28/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                            $1,033,687,395.81
     (B) Total Securities Balance                                                                           $1,033,687,395.81
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                        $242,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     23.41%
         (iii) Class A-1 Notes Rate                                                                                  3.18200%
         (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $237,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     22.93%
         (iii) Class A-2 Notes Rate                                                                                    3.650%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $322,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     31.15%
         (iii) Class A-3 Notes Rate                                                                                    3.930%
         (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $199,000,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                     19.25%
         (iii) Class A-4 Notes Rate                                                                                    4.150%
         (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                            $33,687,395.81
         (ii)  Certificates Percentage (G(i)/B)                                                                         3.26%
         (iii) Certificates Rate                                                                                       4.150%
         (iv)  Certificates Accrual Basis                                                                              30/360
     (H) Servicing Fee Rate                                                                                             1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                            4.64%
         (ii)  Weighted Average Original Maturity (WAOM)                                                                58.31 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                                51.13 months
         (iv)  Number of Receivables                                                                                   65,612
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
         (ii)  Reserve Account Initial Deposit                                                                  $5,168,436.98
         (iii) Specified Reserve Account Percentage                                                                     0.75%
         (iv) Specified Reserve Account Balance                                                                 $7,752,655.47

     (K) Yield Supplement Account Deposit                                                                      $31,428,774.90

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                              $737,431,325.07
     (B) Total Securities Balance                                                                             $737,431,325.07
     (C) Cumulative Note and Certificate Pool Factor                                                                0.7133988
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                  $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $183,972,720.21
         (ii)  Class A-2 Notes Pool Factor                                                                          0.7762562
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $322,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $199,000,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                            $32,458,604.86
         (ii)  Certificates Pool Factor                                                                             0.9635237
         (iii) Certificates Interest Carryover Shortfall                                                                $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                  $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                  $7,752,655.47
         (ii)  Yield Supplement Account                                                                        $18,274,096.89
         (iii) Payahead Account                                                                                         $0.00
         (iv)  Advances Outstanding                                                                               $340,921.09
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.59%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                41.27 months
         (iii) Number of Receivables                                                                                   57,665
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                         95.75%
         (ii)  Certificate Percentage                                                                                   4.25%

                                                                          page 2
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
                           2/1/2006 through 2/28/2006

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                          $0.00
         (ii)  Prepayments in Full                                                                                      $0.00
         (iii) Prepayments in Full due to Repurchases                                                                   $0.00
     (B) Precomputed Contracts Collections                                                                              $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                           $17,753,246.91
         (ii)  Prepayments in Full                                                                              $7,735,557.25
         (iii) Repurchased Receivables Related to Principal                                                             $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                      $2,710,129.58
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                       $0.00
         (ii)  Current Advance Amount                                                                                   $0.00
     (G) Interest Advance for simple Interest - Net                                                                $51,003.98
     (H) Payahead Account
         (i)   Payments Applied                                                                                         $0.00
         (ii)  Additional Payaheads                                                                                     $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.59%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                40.32 months
         (iii) Remaining Number of Receivables                                                                         56,892
     (J) Delinquent Receivables                                                   # Units                     Dollar Amount
                                                                              ---------------          ------------------------
         (i)   31-60 Days Delinquent                                          1,781     3.13%          $23,696,884.92     3.33%
         (ii)  61-90 Days Delinquent                                            390     0.69%           $5,284,059.81     0.74%
         (ii)  91 Days or More Delinquent                                        82     0.14%           $1,204,306.74     0.17%
     (K) Vehicles Repossessed During Collection Period                           60     0.11%             $939,784.53     0.13%
     (L) Total Repossessed Vehicles in Inventory                                 96     0.17%           $1,494,684.22     0.21%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $37,625.78
     (C) Yield Supplement Account Investment Income                                                                $91,036.02
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                                526,512.27
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                 1,262,301.88
         (ii)  Liquidation Proceeds                                                                                535,561.84
         (ii)  Recoveries from Prior Month Charge Offs                                                             200,227.77
     (G) Days in Accrual Period                                                                                            28
     (H) Deal age                                                                                                          11

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $2,761,133.56

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $25,488,804.16
     (B) Liquidation Proceeds  (IV(F(i)))                                                                          535,561.84
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       200,227.77
                                                                                                             -----------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $26,224,593.77

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $28,985,727.33
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $1,140,926.43
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $30,126,653.76
-------------------------------------

                                                       MONTHLY DISTRIBUTIONS
                                                       ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $614,526.10
         (ii)  Servicing Fee Paid                                                                                  614,526.10
                                                                                                             -----------------
         (iii) Servicing Fee Shortfall                                                                                  $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $37,625.78
     (C) Yield Supplement Account Investment Income  (IV(C))                                                            $0.00
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                         $0.00
               (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                             -----------------
               (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                                   $559,583.69
               (b) Class A-2 Notes Interest Paid                                                                   559,583.69
                                                                                                             -----------------
               (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                                 $1,054,550.00
               (b) Class A-3 Notes Interest Paid                                                                 1,054,550.00
                                                                                                             -----------------
               (c) Class A-3 Notes Interest Shortfall                                                                   $0.00

                                                                          page 3
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
                           2/1/2006 through 2/28/2006

         (iv)  Class A-4 Notes
               (a) Class A-4 Notes Interest Due                                                                   $688,208.33
               (b) Class A-4 Notes Interest Paid                                                                   688,208.33
                                                                                                             -----------------
               (c) Class A-4 Notes Interest Shortfall                                                                   $0.00
         (v)   Total Note Interest
               (a) Total Note Interest Due                                                                      $2,302,342.02
               (b) Total Note Interest Paid                                                                      2,302,342.02
                                                                                                             -----------------
               (c) Total Note Interest Shortfall                                                                        $0.00
               (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $27,209,785.64
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                                     $25,614,184.03
         (ii)  Class A-1 Notes Principal
               (a) Class A-1 Notes Principal Due                                                                        $0.00
               (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                             -----------------
               (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iii) Class A-2 Notes Principal
               (a) Class A-2 Notes Principal Due                                                               $25,614,184.03
               (b) Class A-2 Notes Principal Paid                                                               25,614,184.03
                                                                                                             -----------------
               (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iv)  Class A-3 Notes Principal
               (a) Class A-3 Notes Principal Due                                                                        $0.00
               (b) Class A-3 Notes Principal Paid                                                                        0.00
                                                                                                             -----------------
               (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (v)   Class A-4 Notes Principal
               (a) Class A-4 Notes Principal Due                                                                        $0.00
               (b) Class A-4 Notes Principal Paid                                                                        0.00
                                                                                                             -----------------
               (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (vi)  Total Notes Principal
               (a) Total Notes Principal Due                                                                    25,614,184.03
               (b) Total Notes Principal Paid                                                                   25,614,184.03
                                                                                                             -----------------
               (c) Total Notes Principal Shortfall                                                                      $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                          $1,595,601.61
     Amount deposited into reserve account                                                                               0.00
     Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                             -----------------
     Excess funds available to Certificateholders                                                                1,595,601.61
                                                                                                             -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                   $112,252.68
         (ii)  Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                             -----------------
         (iii) Total Certificate Interest Due                                                                     $112,252.68
         (iv)  Certificate Interest Paid                                                                           112,252.68
                                                                                                             -----------------
         (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                $1,136,922.01
         (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                             -----------------
         (iii) Total Certificate Principal Due                                                                  $1,136,922.01
         (iv)  Certificate Principal Paid                                                                        1,136,922.01
                                                                                                             -----------------
         (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
     (C) Release to Seller                                                                                        $346,426.92

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                     $30,126,653.76
     (B) Service Fee                                                                                              $614,526.10
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                       $26,173,767.72
     (F) Class A3 Amount                                                                                        $1,054,550.00
     (G) Class A4 Amount                                                                                          $688,208.33
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                     $1,249,174.69
     (J) Release to seller                                                                                        $346,426.92
     (K) Total amount distributed                                                                              $30,126,653.76
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------
                                                                                        Beginning                       End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                            of Period                    of Period
--------------------------------------------                                        ------------------      ------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                            $704,972,720.21         $679,358,536.18
         (ii)   Note Pool Factor                                                            0.7049727               0.6793585
         (iii)  Class A-1 Notes Balance                                                          0.00                    0.00
         (iv)   Class A-1 Notes Pool Factor                                                 0.0000000               0.0000000
         (v)    Class A-2 Notes Balance                                                183,972,720.21          158,358,536.18
         (vi)   Class A-2 Notes Pool Factor                                                 0.7762562               0.6681795
         (vii)  Class A-3 Notes Balance                                                322,000,000.00          322,000,000.00
         (viii) Class A-3 Notes Pool Factor                                                 1.0000000               1.0000000
         (ix)   Class A-4 Notes Balance                                                199,000,000.00          199,000,000.00
         (x)    Class A-4 Notes Pool Factor                                                 1.0000000               1.0000000

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
                           2/1/2006 through 2/28/2006

         (xi)   Certificates Balance                                                    32,458,604.86           31,321,682.85
         (xii)  Certificates Pool Factor                                                    0.9635237               0.9297745
         (xiii) Total Principal Balance of Notes and Certificates                      737,431,325.07          710,680,219.03
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                                   4.59%                   4.59%
         (ii)   Weighted Average Remaining Maturity (WAM)                                       41.27 months            40.32 months
         (iii)  Remaining Number of Receivables                                                57,665                  56,892
         (iv)   Portfolio Receivable Balance                                          $737,431,325.07         $710,680,219.03
     (C) Outstanding Advance Amount                                                       $340,921.09             $391,925.07
     (D) Outstanding Payahead Balance                                                           $0.00                   $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                      $7,752,655.47
     (B) Draws                                                                                                           0.00
         (i)   Draw for Servicing Fee                                                                                    0.00
         (ii)  Draw for Interest                                                                                         0.00
         (iii) Draw for Realized Losses                                                                                  0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                                7,752,655.47
     (E) Reserve Account Required Amount                                                                         7,752,655.47
     (F) Final Reserve Account Required Amount                                                                   7,752,655.47
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Release of Reserve Account Balance to Seller                                                                    0.00
     (I) Ending Reserve Account Balance                                                                          7,752,655.47

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                             18,274,096.89
     (B) Investment Earnings                                                                                        91,036.02
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                         1,140,926.43
     (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                               ---------------
     (G) Ending Yield Supplement Account Balance                                                                17,224,206.48

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                               $535,561.84
         (ii)  Recoveries on Previously Liquidated Contracts                                                       200,227.77
     (B) Aggregate Net Losses for Collection Period                                                                526,512.27
     (C) Net Loss Rate for Collection Period (annualized)                                                               0.87%
     (D) Cumulative Net Losses for all Periods                                                                   4,813,336.86

     (E) Delinquent Receivables                                                   # Units                    Dollar Amount
                                                                              ---------------          ------------------------
         (i)   30-59 Days Delinquent                                          1,781     3.13%          $23,696,884.92     3.33%
         (ii)  60-89 Days Delinquent                                            390     0.69%           $5,284,059.81     0.74%
         (ii)  90 Days or More Delinquent                                        82     0.14%           $1,204,306.74     0.17%

XVIII. REPOSSESSION ACTIVITY                                                      # Units                     Dollar Amount
----------------------------                                                  ---------------          ------------------------
     (A) Vehicles Repossessed During Collection Period                           60     0.11%             $939,784.53     0.13%
     (B) Total Repossessed Vehicles in Inventory                                 96     0.17%           $1,494,684.22     0.21%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                       1.11%
         (ii)  Preceding Collection Period                                                                              0.83%
         (iii) Current Collection Period                                                                                0.87%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.94%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i) Second Preceding Collection Period                                                                         1.07%
         (ii) Preceding Collection Period                                                                               1.21%
         (iii) Current Collection Period                                                                                1.00%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                       1.09%

     (C) Loss and Delinquency Trigger Indicator                                                     Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President